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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 20, 2002


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


            Ohio                          1-8519                 31-1056105
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                        45202
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.


ITEM 5.  OTHER EVENT.

         Broadwing Inc. (NYSE: BRW) issued a press release on September 20, 2002 announcing the appointment Kevin Mooney as Chief Executive Officer and Director, Jack Cassidy as Chief Operating Officer and Director, and Daniel J. Meyer as Chairman of the Board of Directors. A copy of the press release is attached as
Exhibit 99(i).








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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BROADWING INC.


                          By:    /s/ Jeffrey C. Smith
                               -------------------------------------------------
                                 Jeffrey C. Smith
                                 Chief Human Resources Officer, General Counsel
                                 and Corporate Secretary



Date:  September 20, 2002